QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 8, 2003
(Date of earliest event reported)

TRANSACTION SYSTEMS ARCHITECTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

224 South 108th Avenue,
Omaha, Nebraska 68154
(Address of principal executive offices, including zip code)

(402) 334-5101
(Registrant's telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure.

        On August 8, 2003, Transaction Systems Architects, Inc. ("TSA") issued a press release announcing that TSA has been informed that the Securities and Exchange Commission has issued a formal order of private investigation with respect to TSA's restatement of its prior period financial statements. TSA had previously announced that it has been in contact with the Securities and Exchange Commission in connection with the restatement. TSA has met with representatives of the Securities and Exchange Commission Enforcement Division and responded to questions, and subsequently provided additional written information, regarding the restatement of prior period financial statements. TSA will continue to cooperate fully with the Securities and Exchange Commission. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description
99.1	Press Release, dated August 8, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSACTION SYSTEMS ARCHITECTS, INC.
Date: August 8, 2003	By:	/s/ GREGORY D. DERKACHT Gregory D. Derkacht President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 8, 2003

QuickLinks

  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX